UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2005 (April 5, 2005)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On April 6, 2005, representatives of Healthcare Realty Trust Incorporated (the “Company”) will begin making presentations at investor conferences using slides containing information attached to this Form 8-K as Exhibit 99.1. We expect to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the second quarter of 2005. We are furnishing the text of these slides pursuant to Regulation FD. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

     The information contained in the slide presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in the slide presentation, although we may do so from time to time, as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     The text of the investor slide presentation omits various graphic images included in the actual slides. The sources of the information included in the graphic images are provided in the slide presentation attached to this Form 8-K as Exhibit 99.1.

     The matters discussed within may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements are subject to completion of the restatement of prior period financial statements and selected financial data, the finalization of management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, the development of transactions that may materially differ from the projections and may be affected by other risks and uncertainties discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. Forward-looking statements represent the Company’s judgment as of the date of this Form 8-K, and the Company’s actual results could differ materially from such forward-looking statements. The Company disclaims any obligation to update forward-looking material.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1 Text of the Investor Slide Presentation in use beginning April 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By:	/s/ Scott W. Holmes
Scott W. Holmes
Senior Vice President and Chief Financial Officer

Date: April 5, 2005